Exhibit 99.1

CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICERS AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. Section 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Emanuel J. Friedman, Chairman and Co-Chief Executive Officer of Friedman Billings Ramsey Group, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Friedman Billings Ramsey Group, Inc. on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly represents in all material respects the financial condition and results of operations of Friedman Billings Ramsey Group, Inc.

By: /s/ Emanuel J. Friedman Name: Emanuel J. Friedman Title: Chairman and Co-Chief Executive Officer

     I, Eric F. Billings, Vice-Chairman and Co-Chief Executive Officer of Friedman Billings Ramsey Group, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Friedman Billings Ramsey Group, Inc. on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly represents in all material respects the financial condition and results of operations of Friedman Billings Ramsey Group, Inc.

By: /s/ Eric F. Billings Name: Eric F. Billings Title: Chairman and Co-Chief Executive Officer

     I, Kurt R. Harrington, Chief Financial Officer of Friedman Billings Ramsey Group, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Friedman Billings Ramsey Group, Inc. on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly represents in all material respects the financial condition and results of operations of Friedman Billings Ramsey Group, Inc.

By: /s/ Kurt R. Harrington Name: Kurt R. Harrington Title: Chief Financial Officer